December 14, 2015

ADVANTAGE FUNDS, INC.
- Dreyfus Global Real Return Fund

Supplement to Statement of Additional Information
November 26, 2014, as revised or amended, January 1, 2015, February 27, 2015,
March 30, 2015, May 1, 2015, July 1, 2015, October 1, 2015 and November 11, 2015

Suzanne Hutchins and Aron Pataki are the fund's primary portfolio managers.

James Harries is no longer a portfolio manager of the fund.